Exhibit 10.28
                                                  Form of Subscription Agreement
                                                     Used for Private Placements

THE SECURITIES  BEING  SUBSCRIBED TO HEREBY HAVE NOT BEEN  REGISTERED  UNDER THE
SECURITIES  ACT OF  1933,  AS  AMENDED  (THE  "SECURITIES  ACT"),  OR  WITH  ANY
SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION. THESE SECURITIES ARE OFFERED PURSUANT TO A CLAIM OF EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS.


                               WINWIN GAMING, INC.

                       REGULATION D SUBSCRIPTION AGREEMENT
                             (Domestic Subscribers)


Dated:
       -----------------------

--------------------------------------------------------------------------------

Name and Address of Subscriber          Amount of Investment

------------------------------
                                        Aggregate Price $
------------------------------                            ----------------------
                                        Per Share Price $
------------------------------                            ----------------------
                                        Number of Units Purchased

                                        ----------------------------------------

--------------------------------------------------------------------------------


            REGULATION D SUBSCRIPTION AGREEMENT, dated as of the date specified above, by and between WINWIN GAMING, INC., a Delaware corporation (the "Company"), and the Subscriber subscriber (the "Subscriber").

                                   BACKGROUND

            The Company is seeking to raise capital through an offering (the "Offering") to accredited investors of units (each a "Unit"). Each Unit consists of one share of the Company's Common Stock, $0.01 par value per share ("Common Stock") and a three-year warrant to purchase one share of the Company's Common Stock at an exercise price equal to the Per Share Price specified above (the "Per Share Price"). The Subscriber desires to subscribe for the number of Units specified in the box above (the "Units").

            NOW, THEREFORE, in consideration of the premises and the respective promises hereinafter set forth, the parties hereto hereby agree as follows:

1. SUBSCRIPTION. The Subscriber hereby executes and delivers this Subscription Agreement (the "Subscription Agreement") and subscribes for and agrees to purchase the number of Units of listed in the box above under the caption "Number of Units Purchased", at a purchase price per Unit equal to the Per Share Price for an aggregate subscription price equal to the amount listed in the box above under the caption "Aggregate Price" and encloses a check payable to WinWin Gaming for such Aggregate Amount all in accordance with the terms of this Subscription Agreement.

2. SUBSCRIPTION INSTRUMENTS. The Subscriber is delivering to the Company the following instruments with respect to the Units(such instruments hereinafter collectively referred to as the "Subscription Instruments"), all of which have been duly completed and executed by the Subscriber:

      (a)   A check in the Aggregate Amount payable to WinWin Gaming, Inc.;

      (b)   One copy of this Subscription Agreement; and

      (c)   One copy of the investor questionnaire.

3. ACCEPTANCE OR REJECTION OF SUBSCRIPTION. The Subscriber understands and agrees that:

      (a) The Company reserves the right to reject this subscription for the Units, in whole or in part, and at any time prior to acceptance;

      (b) If this subscription is rejected the Subscription Instruments, including the check enclosed herewith, will be promptly returned to the Subscriber and this Subscription Agreement shall have no force or effect;

      (c) There is no minimum number of Units being sold in this offering. Therefore, the Subscriber is investing in Units without assurance of any additional investors whatsoever; and

      (d) The Units being offered hereby are being offered and sold by the Company which will receive the proceeds from the sale of the Units.

4. REPRESENTATIONS AND WARRANTIES. In connection with the Subscriber's purchase of Units, the Subscriber hereby represents and warrants as follows:

      (a) The Subscriber understands the business in which the Company will be engaged and has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Company and making an informed investment decision with respect thereto. The Subscriber has obtained sufficient information to evaluate the merits and risks of the investment and to make such a decision.

      (b) The Subscriber is an "Accredited Investor" (as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933) and has completed the investor questionnaire provided by the Company, certifies the information contained therein and has signed and delivered such questionnaire back to the Company and understands that the Company will rely on it in selling Units to the Subscriber pursuant to this Agreement.

      (c) The Subscriber has had access to all documents, records and books of the Company pertaining to this investment. Additionally, the Subscriber has been provided the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses, or can acquire without unreasonable effort or expense, that is relevant to the Subscriber's investment decision.

      (d)   The Subscriber

            (i) has adequate means of providing for the Subscriber's current needs and possible personal contingencies and those of the Subscriber's family, if applicable, in the same manner as the Subscriber would have been able to provide prior to making the investment in the Units,

            (ii)  has no need for liquidity in this investment,

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

            (iii) is aware of and able to bear the risks of the  investment  for an indefinite period of time ,and

            (iv) presently, based on existing conditions, is able to afford a complete loss of such investment.

      (e) The Subscriber has obtained copies of the reports filed by the Company with the Securities and Exchange Commission (the "SEC") since the filing of the Company's last annual report on Form 10-KSB (the "SEC Filings"), including the Company's most recently filed quarterly and current reports filed with the SEC and has carefully reviewed all of the information contained in the SEC Filings, including the risk factors contained in such reports and fully understands all of the disclosure contained therein. The Subscriber recognizes that the Company has limited financial or operating history and that the Units as an investment involve significant risks.

      (f) The Subscriber understands that the Units are "restricted securities" as that term is defined pursuant to Rule 144 of the Securities Act, and have not been registered under the Securities Act or under certain state securities laws in reliance upon exemptions therefrom for nonpublic offerings. The Subscriber understands that the Units must be held indefinitely unless the sale thereof is subsequently registered under the Act and under certain state securities laws or an exemption or exemptions from such registration are available.

      (g) The Units are being purchased solely for the Subscriber's account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, and no other person has a direct or indirect beneficial interest in such Units. The Subscriber represents that the Subscriber has no agreement, understanding, commitment or other arrangement with any person and no present intention to sell, transfer or assign any Units.

      (h) The Subscriber agrees not to sell or otherwise transfer the Units unless they are registered under the Act and under any applicable state securities laws, or an exemption or exemptions from such registration are available.

      (i) The Subscriber, if a corporation, partnership, trust or other entity, is authorized and otherwise duly qualified to purchase and hold Units and to enter into this Subscription Agreement and such entity has not been formed for the specific purpose of acquiring Units in the Company unless all of its equity owners qualify as accredited individual investors.

      (j) All information which the Subscriber has provided to the Company concerning the Subscriber, the Subscriber's financial position and knowledge of financial and business matters, or, in the case of a corporation, partnership, trust or other entity, concerning such knowledge of the person making the investment decision on behalf of such entity, including all information contained in this Subscription Agreement, is correct and complete as of the date set forth on the signature page hereof, and if there should be any adverse change in such information prior to the subscription being accepted, the Subscriber will immediately provide the Company with such information.

5. INDEMNIFICATION. The Subscriber agrees to indemnify and hold harmless the Company from and against all liability, damage, losses, costs and expenses (including reasonable attorneys' fees and court costs) which they may incur by reason of any breach of the representations and warranties made by the Subscriber herein, or in any document provided by the Subscriber to the Company.

6. MARKET STANDOFF PROVISION. The Subscriber hereby agrees that, if so requested by the Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, the Subscriber shall not sell or otherwise transfer any Securities or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the

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

"Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act. The Company may impose stop-transfer instructions with respect to Securities subject to the foregoing restrictions until the end of such Market Standoff Period.

7. ADDITIONAL ACTION. The Subscriber shall, upon the request of the Company, from time to time, execute and deliver promptly to the Company all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of the Subscriber hereunder and to consummate the transactions contemplated hereby.

8. MISCELLANEOUS.

      (a) The Subscriber agrees not to transfer or assign this Subscription Agreement, or any of the Subscriber's interest herein, and further agrees that the transfer or assignment of the Units acquired pursuant hereto shall be made only in accordance with all applicable laws.

      (b) The Subscriber agrees that subject to any applicable state law, the Subscriber may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder and that this Subscription Agreement shall survive the acceptance hereof by the Company as well as the death or disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

      (c) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto.

      (d) All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger or sent by registered or certified mail, return receipt requested, or by telex, facsimile transmission, telegram or similar means of communication if confirmed by mail to the Company at its current address or such other address as may be specified in the Company's reports that are filed from time to time with the SEC and to the Subscriber at its address as it appears on the books and records of the Company. Notices shall be deemed to have been received on the date of personal delivery or facsimile, or if sent by certified or registered mail, return receipt requested, shall be deemed to be delivered on the third business day after the date of mailing. A copy of any notice shall also be delivered to the Company's counsel, Thelen Reid & Priest LLP, 701 Pennsylvania Avenue, N.W., Washington, DC 20004, Attention: Louis A. Bevilacqua, Esq., Facsimile: (202) 654-1804.

      (e) Governing Law; Venue.

            (i) This Agreement shall be enforced, governed and construed in accordance with the laws of the State of New York without giving effect to choice of laws principles or conflict of laws provisions thereof.

            (ii) In the event of any dispute or difference arising out of or relating to this Agreement (the "Dispute"), the parties hereto shall use their best efforts to settle such Dispute. To this end, the parties shall consult and negotiate with each other, in good faith and understanding of their mutual interests, to reach a just and equitable solution satisfactory to both parties. If they do not reach such a solution within a period of thirty (30) days, either party may then by written notice to the other (the "Notice of Arbitration") submit the dispute to final and binding arbitration in the State of New York in accordance with the International Arbitration Rules of the American Arbitration Association (AAA). The Company and the Subscriber expressly consent and agree to arbitration hereunder. Within seven (7) days after receipt of the Notice of Arbitration, the Company shall nominate and appoint an arbitrator (the "First Arbitrator") and the Subscriber shall nominate and appoint an arbitrator (the "Second Arbitrator"). Within seven (7) days after the appointment of the First Arbitrator and the Second Arbitrator, the two arbitrators shall appoint a third arbitrator (the "Third Arbitrator"), or, if the first two arbitrators cannot agree on the appointment of the third, the Third Arbitrator shall be selected by the AAA. If either party fails or refuses to appoint the First Arbitrator or the Second Arbitrator within the specified time, the arbitrator appointed by the other party shall be the sole arbitrator for purposes of resolving the Dispute. The arbitrators or the sole arbitrator, as the case may be, shall resolve the Dispute and render an award within one hundred eighty (180) days after receipt of the Notice of Arbitration. Judgment upon the award may be entered, or application for judicial acceptance or confirmation of the award may be made, in any competent court having jurisdiction thereof. In the event of any Dispute, the parties shall continue to perform their respective obligations under this Agreement during the pendency of arbitration proceedings unless and until the arbitration panel otherwise orders.

            (iii) The  parties  hereby  irrevocably  consent  and  submit to the jurisdiction of the state and federal courts located in the State of New York for all purposes, including the enforcement of a judgment of an arbitration award resulting from any arbitration pursuant hereto.

            (iv) Subscriber hereby waives, and agrees not to assert against the Company, or any successor assignee thereof, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, (i) any claim that the Subscriber is not personally subject to the jurisdiction of the above-named courts or to an arbitration proceeding hereunder, and (ii) to the extent permitted by applicable law, any claim that such arbitration proceeding or proceeding relating to the enforcement of an arbitration award is in an inconvenient forum or that the venue of any such proceeding is improper or that this Agreement may not be enforced in or by arbitration or that judgment upon an arbitration award may not be entered in any such courts.

                            [signature page follows]


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


                            SUBSCRIBER SIGNATURE PAGE

      IN WITNESS WHEREOF, the Subscriber has executed this Regulation D Subscription Agreement as of the date first above written.

                                For Individuals:


                                ---------------------------------
                                Print Name Above

                                ---------------------------------
                                Sign Name Above


                                For Entities:



                                Print Name of Entity Above


                                By:   _______________________________
                                      Name:
                                      Title:

                               WINWIN GAMING, INC.
                             SUBSCRIPTION ACCEPTANCE

            IN WITNESS WHEREOF, the undersigned, intending to be legally bound, hereby accepts the subscription by to purchase Units in accordance with the terms of the foregoing Subscription Agreement as of the date first above written.


                                WINWIN GAMING, INC.



                                By:
                                   ---------------------------------
                                Its:
                                     --------------------------------












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